SSGA Active Trust
SPDR® Loomis Sayles Opportunistic Bond ETF
(the “Fund”)
Supplement dated May 16, 2024 to the Prospectus
dated October 31, 2023, as may be supplemented from time to time
Effective immediately, the average annual total returns discussion and table in the “FUND PERFORMANCE” section on page 51 of the Prospectus is deleted and replaced with the following:
AVERAGE ANNUAL TOTAL RETURNS (for periods ended 12/31/22)
The after‑tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after‑tax returns will depend on your specific tax situation and may differ from those shown below. After‑tax returns are not relevant to investors who hold Fund Shares through tax‑advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	One Year	Since Inception 09/28/21
Return Before Taxes	-11.23%	-8.96%
Return After Taxes on Distributions	-12.80%	-10.40%
Return After Taxes on Distributions and Sale of Fund Shares	-6.63%	-7.37%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	-10.65%
SPDR Loomis Sayles Opportunistic Bond Composite Index[1] (reflects no deduction for fees, expenses or taxes)	-10.95%	-8.60%

[1]	A composite benchmark the Fund seeks to outperform, comprising 50% investment grade corporate bonds, 25% high yield corporate bonds, and 25% senior loans.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
051624SUPP1